EXHIBIT 32


        CERTIFICATION OF CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that the quarterly report on Form 10-QSB of Millstream II Acquisition Corporation ("the Registrant") for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: May 13, 2005

                               /s/ Arthur Spector
                               -------------------------------------
                               Arthur Spector
                               Chairman of the Board,
                               President and Chief Executive
                               Officer (Principal executive
                               and financial officer)





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